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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                   FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  MAY 21, 1998
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                Date of Report (Date of earliest event reported)



                                   INTUIT INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)

          0-21180                                    77-0034661
   ------------------------                ------------------------------------
   (Commission file number)                (I.R.S. Employer Identification No.)
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                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
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          (Address of principal executive offices, including zip code)





                                 (415) 944-6000
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              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

        On May 21, 1998, Intuit Inc. ("Intuit") entered into an Underwriting
Agreement (the "Underwriting Agreement") with Deutsche Morgan Grenfell Inc. and the other underwriters named therein, providing for the public offering of 9.0 million shares of Common Stock of Intuit at a public offering price, less underwriting discount, of $45.675 per share. Pursuant to the Underwriting
Agreement, Intuit also granted to the underwriters an option, exercisable through June 20, 1998, to purchase up to an additional 1.35 million shares of Common Stock to cover over-allotments, if any.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c) EXHIBITS

            The following exhibits are filed herewith:


     Number       Description
     ------       -----------
      1.01       Underwriting Agreement dated May 21, 1998 among Intuit Inc. and
                 Deutsche Morgan Grenfell Inc. and the other underwriters named in Schedule II thereto.

     99.01       Press release dated May 21, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                INTUIT INC.

Dated:  May 22, 1998                            /s/ Catherine L. Valentine
      -------------------------                 -------------------------
                                                Catherine L. Valentine
                                                Vice President, General Counsel
                                                & Corporate Secretary







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                                 EXHIBIT INDEX


     Number       Description
     ------       -----------
      1.01        Underwriting Agreement dated May 21, 1998 among Intuit Inc.
                  and Deutsche Morgan Grenfell Inc. and the other underwriters named in Schedule II thereto.

     99.01        Press Release dated May 21, 1998.
